                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                         Progress Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                              [Progress Letterhead]









                                 March 25, 2003



Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Progress Financial Corporation. The meeting will be held at the Plymouth Country Club located at Plymouth and Belvoir Roads, Norristown, Pennsylvania on Tuesday, April 22, 2003 at 9:00 a.m., Eastern Time. The matters to be considered by stockholders at the annual meeting are described in the accompanying materials.

         It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         We appreciate your support and interest in Progress Financial Corporation.


                                            Sincerely,


                                            /s/ W. Kirk Wycoff
                                            -----------------------
                                            W. Kirk Wycoff
                                            Chairman, President and
                                            Chief Executive Officer

                         PROGRESS FINANCIAL CORPORATION
                           4 Sentry Parkway, Suite 200
                                  P.O. Box 3036
                       Blue Bell, Pennsylvania 19422-0764
                                 (610) 825-8800

                            -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 22, 2003

                            -----------------------

         NOTICE IS HEREBY GIVEN that the annual meeting of Stockholders of Progress Financial Corporation ("Progress" or the "Company") will be held at the Plymouth Country Club located at Plymouth and Belvoir Roads, Norristown, Pennsylvania on Tuesday, April 22, 2003 at 9:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

         (1) To elect three directors for a three-year term and one director for a one-year term and, in each case, until their successors are elected and qualified;

         (2) To amend the Company's 2000 Incentive Stock Option Plan to authorize the issuance of an additional 100,000 shares of common stock pursuant to the plan;

         (3) To ratify the appointment by the board of directors of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2003; and

         (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The board of directors has fixed March 7, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any such adjournment.

         A copy of the Company's annual report to stockholders for 2002 is enclosed. The annual report is not to be regarded as proxy solicitation material.

                                      By Order of the Board of Directors


                                      /s/ Eric J. Morgan
                                      ---------------------
                                      Eric J. Morgan
                                      Corporate Secretary

Blue Bell, Pennsylvania
March 25, 2003

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                -----------------


                         PROGRESS FINANCIAL CORPORATION
                           4 Sentry Parkway, Suite 200
                                  P.O. Box 3036
                       Blue Bell, Pennsylvania 19422-0764
                                 (610) 825-8800

                                -----------------


                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 22, 2003


         This proxy statement is furnished to holders of common stock, $1.00 par value per share of Progress Financial Corporation ("Progress" or the "Company"), a Delaware corporation, in connection with the solicitation by and on behalf of the Board of Directors of the Company to be used at the annual meeting of stockholders to be held at the Plymouth Country Club located at Plymouth and Belvoir Roads, Norristown, Pennsylvania, on Tuesday, April 22, 2003 at 9:00 a.m., Eastern Time, and at any adjournment thereof. This proxy statement is first being mailed to stockholders on or about March 25, 2003.

         At the annual meeting, stockholders will be asked to elect three directors to serve for a three-year term expiring in 2006 and one director to serve for a one-year term expiring in 2004; to amend the Company's 2000 Incentive Stock Option Plan ("Incentive Plan") to authorize the issuance of an additional 100,000 shares of common stock pursuant to the plan, to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2003; and to transact such other business as may properly come before the meeting and all adjournments thereof.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for director described herein, "FOR" the amendment to the Incentive Plan, "FOR" the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2003, and upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Attention: Eric J. Morgan, Corporate Secretary, Progress Financial Corporation, 4 Sentry Parkway, Suite 200, P.O. Box 3036, Blue Bell, Pennsylvania 19422-0764); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person. However, if you plan to attend the meeting and vote in person and your shares are held in the name of a broker or other nominee, please bring with you a proxy or letter from the broker or nominee to confirm your ownership of the shares. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

         Only stockholders of record at the close of business on March 7, 2003 will be entitled to vote at the annual meeting. On the record date, there were 6,612,321 shares of common stock issued and outstanding, held by approximately 1,800 holders of record, and the Company had no other class of equity securities outstanding. Each share of common stock is entitled to one vote at the annual meeting on all matters properly presented at the meeting.

         The presence in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Directors are elected by a plurality of the votes cast at the annual meeting. The persons receiving the greatest number of votes of the common stock in each class, up to the number of directors to be elected in such class, will be elected as directors. The affirmative vote of the holders of a majority of the total votes cast at the annual meeting is required to ratify the amendment to the Incentive Plan and the appointment of the Company's independent auditors.

         Abstentions will be counted for purposes of determining the presence of a quorum at the annual meeting. Because of the required votes, abstentions will not be counted as votes cast with respect to the proposals to elect directors, to amend the Incentive Plan and to ratify the appointment of the Company's independent auditors and, thus, will have no effect on the voting of these proposals. Under rules of the New York Stock Exchange applicable to broker-dealers, the election of directors and the proposals to amend the Incentive Plan and to ratify the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there will be no "broker non-votes" at the meeting. However, the New York Stock Exchange has proposed changes to its rules regarding brokers' discretionary voting authority, which may limit your broker's ability to vote on the proposal to amend the Incentive Plan unless you provide your broker with voting instructions. If these proposed changes to the New York Stock Exchange rules become effective prior to the annual meeting, your broker may not be able to vote your shares on this proposal without receiving instructions from you.


                    INFORMATION WITH RESPECT TO NOMINEES FOR
                   DIRECTOR AND DIRECTORS WHOSE TERMS CONTINUE

Election of Directors

         The certificate of Incorporation and bylaws of the Company provide that the board of directors of the Company shall consist of no fewer than seven nor more than 21 members, the exact number to be fixed from time to time by resolution of the board of directors (which is currently set at 11 members). The board of directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually, and stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, and there was no arrangement or understanding pursuant to which any of the nominees for director was selected as a nominee. All nominees currently serve as directors of the Company.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the four nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will vote for any replacement nominee or nominees recommended by the board of directors. At this time, the board of directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

         The following tables present information concerning each nominee for director and each director whose term continues, including the principal occupation of such person during at least the past five years, their tenure as a director of the Company and the number and percent of common stock beneficially owned by such persons as of the record date.


                                   Nominees for Director for a Three-Year Term Expiring in 2006

                                                                                                            Common Stock
                                                                                                          Beneficially Owned
                                                                                                                as of
                                                                                                           March 7, 2003(1)
                                                 Principal Occupation During               Director       -------------------
       Name                      Age                 the Past Five Years                     Since           No.         %
-------------------             -----     --------------------------------------------    ----------      --------    -------
  A. John May, III                47      Partner in the law firm Pepper, Hamilton            1993          23,855(2)    --%
                                          LLP in Berwyn, Pennsylvania since 1981.

  Charles J. Tornetta             72      President of Tornetta Realty Corporation,           1991          92,174(3)    1.4
                                          a real estate broker in Norristown,
                                          Pennsylvania. Also, President of
                                          Commonwealth Insurance Agency, Inc.

  W. Kirk Wycoff                  44      Chairman, President and Chief Executive             1991         470,401(4)    6.9
                                          Officer of the Company and the Bank.



                                   Nominees for Director for a One-Year Term Expiring in 2004

                                                                                                            Common Stock
                                                                                                          Beneficially Owned
                                                                                                                as of
                                                                                                           March 7, 2003(1)
                                                 Principal Occupation During               Director       -------------------
       Name                      Age                 the Past Five Years                     Since          No.          %
-------------------             -----     --------------------------------------------    ----------      --------    -------
Frank A. Farnesi                  55      Managing Director of Augustine Associates           2003        16,335(5)      --
                                          LLC, a private holding company located in The
                                          Villages, Florida. From 1969 to June 2001,
                                          partner with the accounting firm of KPMG LLP,
                                          serving most recently as partner in charge of
                                          the Pennsylvania tax practice.



                   The Board of Directors recommends a vote FOR election of the nominees for director.


Members of the Board of Directors Continuing in Office


                                              Directors With Terms Expiring in 2004

                                                                                                            Common Stock
                                                                                                          Beneficially Owned
                                                                                                                as of
                                                                                                           March 7, 2003(1)
                                                 Principal Occupation During               Director       -------------------
       Name                      Age                 the Past Five Years                     Since          No.          %
-------------------             -----     --------------------------------------------    ----------      --------    -------
William O. Daggett, Jr.           62      President and owner of Kistler-Tiffany              1990        117,359(6)    1.8%
                                          Benefits, a firm engaged in the sale, service
                                          and administration of employee benefits in
                                          Wayne, Pennsylvania since 1984. Also,
                                          Chairman of the Board of North American
                                          Benefits Company since 1992, President of
                                          Benefit Designs, Inc., and Vice President of
                                          Group Brokerage Associates, Inc., Group
                                          Marketing Services, Inc. and Quality RX
                                          Services, Inc.

Joseph R. Klinger                 60      President, Asset Based Finance Division of          1992         29,669(7)     --
                                          Mercantile Capital LP since March 2002.
                                          Previously, Executive Vice President of the
                                          Bank and Chief Executive Officer of Progress
                                          Business Finance from January 2000 to
                                          February 2002. From 1991 to 1999, principal
                                          of KMR Management, Inc., a management
                                          consulting company in Glenside, Pennsylvania.

William L. Mueller                51      Partner with the law firm of Ballard, Spahr,        1990        127,929(8)    1.9
                                          Andrews & Ingersoll, LLP since January 2002.
                                          Previously, partner with the law firm Brandt,
                                          Haughey, Penberthy, Lewis & Hyland in
                                          Moorestown, New Jersey since December 1996.
                                          Former attorney with Clark, Ladner, Fortenbaugh
                                          and Young in Cherry Hill, New Jersey from
                                          November 1987 until November 1996.





                                              Directors With Terms Expiring in 2005

                                                                                                             Common Stock
                                                                                                          Beneficially Owned
                                                                                                                as of
                                                                                                           March 7, 2003(1)
                                                 Principal Occupation During               Director       -------------------
       Name                      Age                 the Past Five Years                     Since          No.          %
-------------------             -----     --------------------------------------------    ----------      --------    -------
G. Daniel Jones                 51      Managing Director of CBIZ Business                   1999           33,757(9)    --%
                                        Solutions, Inc., a professional corporation
                                        of certified public accountants, located in
                                        Plymouth Meeting, Pennsylvania, since 1982.

Paul M. LaNoce                  43      President of DAR Industrial Products, Inc.,          1991           52,265(10)   --
                                        an industrial manufacturer in W. Conshohocken,
                                        Pennsylvania since 1981.

Kevin J. Silverang              47      Attorney/Managing Shareholder with the law           1999           31,716(11)   --
                                        firm of Buchanan Ingersoll in Philadelphia,
                                        Pennsylvania since December 1997. Former
                                        attorney and founding partner of the law
                                        firm, Kaufman, Coren, Ress, Weidman &
                                        Silverang, P.C. in Philadelphia, Pennsylvania
                                        from May 1995 to November 1997. Previously,
                                        he was an attorney and founding partner of
                                        the law firm of Huggler & Silverang in
                                        Philadelphia, Pennsylvania.

Stephen T. Zarrilli             41      Chief Financial Officer of Fiberlink                 2000           12,530(12)   --
                                        Communications Corp. since August 2001.
                                        Previously, Chief Executive Officer of
                                        Concelleva Software, Inc., Malvern,
                                        Pennsylvania, from October 2000 to August 2001,
                                        Chief Financial Officer of U.S. Interactive,
                                        Inc., King of Prussia, Pennsylvania from 1995
                                        to January 1999 and Chief Executive Officer
                                        from January 1999 to September 2000 (U.S.
                                        Interactive, Inc. filed for protection under
                                        Chapter 11, Reorganization of the Federal
                                        bankruptcy laws in January 2001).




----------------------

(1) Unless otherwise indicated, the number of shares owned is less than 1% of the issued and outstanding common stock of the Company.
(2) Includes 8,681 shares held jointly by Mr. May with or for the benefit of certain family members and 15,174 shares subject to stock options which are exercisable within 60 days of the record date. Does not include 2,424 shares held by Mr. May for the benefit of his children for which Mr. May disclaims beneficial ownership.
(3) Includes 6,076 shares held jointly by Mr. Tornetta with or for the benefit of certain family members and 19,659 shares subject to stock options which are exercisable within 60 days of the record date.
(4) Includes 46,451 shares held jointly by Mr. Wycoff with or for the benefit of certain family members, 2,863 shares held in the Company's Employee Stock Ownership Plan ("ESOP") and 230,754 shares subject to stock options which are exercisable within 60 days of the record date.
(5) Includes 8,900 shares held jointly with Mr. Farnesi's spouse and 3,425 shares subject to stock options which are exercisable within 60 days of the record date.
(6) Includes 65,611 shares owned by companies of which Mr. Daggett is a director, officer and 10% stockholder, 6,615 shares owned by Mr. Daggett's wife and 19,659 shares subject to stock options which are exercisable within 60 days of the voting record date.
(7) Includes 23,900 shares owned jointly with Mr. Klinger's wife and 4,769 shares subject to stock options which are exercisable within 60 days of the record date.
(8) Includes 31,482 shares held jointly by Mr. Mueller with or for the benefit of certain family members and 18,502 shares subject to stock options which are exercisable within 60 days of the record date.
(9) Includes 20,921 shares held through an IRA account or held jointly with or for the benefit of certain family members and 12,762 shares subject to stock options which are exercisable within 60 days of the record date.
(10) Includes 20,237 shares subject to stock options which are exercisable within 60 days of the record date.
(11) Includes 18,954 shares held jointly by Mr. Silverang with or for the benefit of certain family members and 12,762 shares subject to stock options which are exercisable within 60 days of the record date.
(12) Includes 11,409 shares subject to stock options which are exercisable within 60 days of the record date.


Stockholder Nominations

         Nominations for members of the board of directors of the Company are made by the board of directors or by any stockholder entitled to vote at the annual meeting. Section 8.4(d) of the Company's certificate of incorporation sets forth the procedures which stockholders must follow in order to make nominations for election to the board of directors. In general, such nominations must be submitted in writing to the Company at least 30 days prior to the date of the annual meeting. The Company is not required to include such nominations in its proxy statement. If any stockholder properly makes such a nomination, the ballots provided for use by stockholders at the annual meeting will bear the name of such nominee or nominees.

The Board of Directors and Its Committees

         The board of directors of the Company held a total of five meetings during the year ended December 31, 2002. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the board of directors held during the year ended December 31, 2002 and the total number of meetings held by all committees on which he served during such year.

         The board of directors of the Company has established several committees, including an Executive Committee and an Audit Committee.

         The Executive Committee of the Company has been established to make decisions on acquisitions, investments, and other board actions between board meetings. This committee also acts as the Nominating Committee. For 2002, the following board members served on the Executive Committee which met six times in 2002: Kevin J. Silverang, Paul M. LaNoce, William O. Daggett, Jr., Charles J. Tornetta and W. Kirk Wycoff.

         The Audit Committee of the Company recommends to the board independent auditors to perform audit and non-audit services, reviews the scope and results of such services, reviews with management and the independent auditors the systems of internal control and audit, assures adherence in accounting and financial reporting to generally accepted accounting principles, and performs such other duties deemed appropriate by the board of directors. The Audit Committee met five times in 2002. The following board members served on the Audit Committee in 2002: William O. Daggett, Jr. (Co-Chairman), G. Daniel Jones (Co-Chairman), John E. F. Corson, Paul LaNoce and Stephen T. Zarrilli. The members of the Audit Committee are independent as defined in Rule 4200 (a)(14) of the listing standards of the Nasdaq Stock Market.

Report of the Audit Committee

         The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                            William O. Daggett, Jr.
                                            G. Daniel Jones
                                            John E.F. Corson
                                            Paul M. LaNoce
                                            Stephen T. Zarrilli


Executive Officers Who Are Not Directors

         The following table sets forth certain information with respect to the executive officers of the Company who are not directors.


    Name                Age                   Positions(s)
----------------      ------      ----------------------------------------------

Eric J. Morgan          50        Senior Vice President, Chief Credit and Risk
                                  Officer and Secretary

Michael B. High         54        Chief Operating Officer and Chief Financial
                                  Officer

         Set forth below is a brief description of the background of each executive officer of the Company who is not a director for at least the last five years.

         Eric J. Morgan. Mr. Morgan has served as Senior Vice President and Chief Credit and Risk Officer of the Company and the Bank since June 1993. In addition, he has served as Secretary of the Company and the Bank since June 1995. Prior to joining the Company in 1993, Mr. Morgan served as President of Crusader Savings Bank in Rosemont, Pennsylvania.

         Michael B. High. Mr. High has served as Chief Operating Officer since November 2001 and as Executive Vice President and Chief Financial Officer of the Company and the Bank since October 1998. Prior to joining the Company in 1998, Mr. High served as Senior Vice President of Accounting and Reporting at CoreStates Financial Corporation, Philadelphia, Pennsylvania, following the merger in 1996 of CoreStates and Meridian Bancorp, Reading, Pennsylvania, where he was Senior Vice President of Finance since 1993. Previously, Mr. High served as Senior Vice President and Chief Financial Officer of Meritor Savings Bank.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table includes, as of the record date, certain information as to the common stock beneficially owned by: (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding common stock, other than members of the board of directors as disclosed under "Information with Respect to Nominees for Director and Directors Whose Terms Continue," (ii) certain named executive officers of the Company and (iii) all directors and executive officers of the Company as a group.


                                                            Common Stock
                                                        Beneficially Owned
                                                               as of
                                                          March 7, 2003(1)
                Name and Address of                     -------------------
                  Beneficial Owner                         No.         %
       --------------------------------------           --------    -------

         Emerald Advisors, Inc.                         401,885(2)     6.1%
         1857 William Penn Way
         Lancaster, Pennsylvania 17601

         Other named executive officers:
                Michael B. High                          36,001(3)     --
                Eric J. Morgan                           34,135(4)     --

         All directors and executive officers         1,110,519(5)    15.7%
           of the Company as a  group (14 persons)


-----------------

(1) Unless otherwise indicated, the number of shares owned is less than 1% of the issued and outstanding common stock.
(2) Emerald Advisors possesses sole voting power over 248,564 shares and sole dispositive power over 401,885 shares.
(3) Includes 18 shares held in the Company's Employee Stock Purchase Plan, 681 shares held in the ESOP and 25,544 shares subject to stock options which are exercisable within 60 days of the record date.
(4) Includes 1,803 shares held in the ESOP, 3,603 shares held in the Purchase Plan and 27,293 shares subject to stock options exercisable within 60 days of the record date.
(5) Includes, on behalf of all executive officers and directors as a group, 5,347 shares held in the ESOP, 3,621 shares held in the Purchase Plan and 440,451 shares subject to stock options which are exercisable within 60 days of the record date.

                             EXECUTIVE COMPENSATION
Summary

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company for services rendered in all capacities during the last three fiscal years to the chief executive officer and the following named executive officers of the Company whose compensation exceeded $100,000 in 2002.


                                             SUMMARY COMPENSATION TABLE

====================================================================================================================================

                                                                                                 Long Term
                                                              Annual Compensation              Compensation
-------------------------------------------------------------------------------------------------------------

                                                                                                  Awards
                                                                                  Other        -------------         All
              Name and                                                            Annual                            Other
         Principal Position              Year      Salary(1)     Bonus(3)    Compensation(4)      Options #     Compensation(5)
------------------------------------------------------------------------------------------------------------------------------------
W. Kirk Wycoff                           2002      $500,000(2)   $175,000        $ --                  --          $  9,111
  Chairman, President and                2001       446,153       167,500          --              35,000            55,919
  Chief Executive Officer                2000       406,250       131,250          --              42,000           284,367

Eric J. Morgan                           2002       115,076        12,331          --               2,500             5,591
  Senior Vice President and              2001       112,538         6,600          --               2,000             4,019
  Chief Credit Officer                   2000       108,773        11,000          --               2,625             5,694

Michael B. High                          2002       200,000        42,000          --               6,000             9,111
  Chief Operating Officer and            2001       194,231        24,000          --               7,500             5,683
  Chief Financial Officer                2000       152,885        30,000          --               5,250             5,954

====================================================================================================================================

(1) Includes amounts deferred pursuant to the Company's 401(k) Profit Sharing Plan, which generally allows employees to defer up to 12% of their compensation, subject to applicable limitations set forth in the Internal Revenue Code.
(2) Includes for Mr. Wycoff in 2002, $50,000 of compensation for serving on the investment committee of NewSpring Ventures, L.P., which was included in "All Other Compensation" in previous years.
(3) Bonuses are generally paid based on the attainment of performance objectives for the prior year.
(4) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of Company-owned automobiles. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the year ended December 31, 2002 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.
(5) In 2002, consists of employer contributions made by the Company pursuant to the Company's 401(k) Plan of $5,500, $3,394 and $5,500, respectively, for Messrs. Wycoff, Morgan and High and allocations pursuant to the ESOP of $3,611, $2,197 and $3,611, respectively.

Compensation of Directors

         Director's Fees. The board of directors of the Bank meets monthly and the Board of the Company meets at least quarterly. In 2002, non-employee directors of both the Company and the Bank received an annual retainer of $6,000 of which $3,000 was paid in cash and $3,000 was paid in stock options based upon the Black Scholes valuation method (739 shares at an exercise price of $7.47 per share). Each non-officer director received a fee of $500 for each Board meeting attended, a fee of $500 for each Executive Committee meeting attended, $600 for each Audit Committee meeting attended and $400 for each Loan Committee meeting attended.

         Directors' Stock Option Plan. The Company maintains the Amended and Restated 1993 Directors' Stock Option Plan (the "Directors' Plan") which provides for the grant of compensatory stock options to non-employee directors of the Company and the Bank. Pursuant to the Directors" Plan, in June 1993 each non-employee director of the Company or the Bank was granted a compensatory stock option to purchase 6,076 shares of common stock, at an exercise price of $2.88 per share. In addition, options to purchase 302 shares were granted to each non-employee director for each year from 1993 to 1996, options to purchase 606 shares were granted in 1997 and 1998 and options to purchase 607 shares were granted in each year from 1999 through 2002 and will be granted to each non-employee director each year until December 31, 2007. The exercise price is equal to the fair market value of a share of common stock on the date of grant. Options granted pursuant to the Directors' Plan are immediately vested and exercisable. In 2002, non-employee directors received options to purchase 607 shares of common stock at $11.61 per share under the Directors' Plan. (Share amounts have been adjusted for stock dividends paid on the common stock.)

Compliance with Section 16 (a) of the Securities Exchange Act

         Pursuant to Item 405 of Regulation S-K, the Company is required to disclose (based solely upon a review of forms furnished to the Company pursuant to Rule 16a-3(e) during its most recent fiscal year) each person who, at any time during the fiscal year, was a director, executive officer or beneficial owner of more than ten percent of the Company's common stock that failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.

         Based upon its review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, the Company is not aware of any director, officer, beneficial owner of more than 10 percent of the Company's common stock or any other person subject to Section 16 of the Exchange Act who has failed to file any such form on a timely basis during 2002.

Stock Options

         The following table sets forth certain information concerning individual grants of stock options pursuant to the Company's stock option plans to the named executive officers during the year ended December 31, 2002.


====================================================================================================================

                                                                                     Potential Realizable Value at
                                                                                          Assumed Annual Rates
                                                                                      of Stock Price Appreciation
                                 Individual Grants                                         for Option Term(4)
--------------------------------------------------------------------------------------------------------------------
                                           % of Total
                                             Options
                              Options      Granted to      Exercise     Expiration
           Name              Granted(1)   Employees(2)     Price(3)        Date              5%             10%
--------------------------------------------------------------------------------------------------------------------
W. Kirk Wycoff                    --            --%         $  --               --        $     --              --
--------------------------------------------------------------------------------------------------------------------
Eric J. Morgan                 2,500           3.6           8.05        2/15/2012          12,657          32,074
--------------------------------------------------------------------------------------------------------------------
Michael B. High                6,000           8.7           8.05        2/15/2012          30,376          76,978
====================================================================================================================


(1) The options vest and become exercisable over three years, one-third per year commencing one year from the date of grant.
(2) Percentage of options to purchase common stock granted to all employees during 2002.
(3) The exercise price was based on the market price of the common stock on the date of grant.
(4) Assumes compounded rates of return for the remaining life of the options and future stock prices of $13.11 and $20.88 at compounded rates of return of 5% and 10%, respectively.

         The following table sets forth certain information concerning exercises of stock options by the named executive officers during the year ended December 31, 2002 and options held at December 31, 2002.

                 Aggregated Option Exercise in Last Fiscal Year
                           and Year End Option Values

====================================================================================================================
                                                               Number of                        Value of
                           Shares                             Unexercised                      Unexercised
                         Acquired on      Value           Options at Year End              Options at Year End(1)
         Name             Exercise      Realized    ----------------------------------------------------------------
                                                      Exercisable     Unexercisable    Exercisable   Unexercisable
--------------------------------------------------------------------------------------------------------------------
W. Kirk Wycoff              35,000       $163,506       255,344           37,044        $1,370,984      $ 89,166
--------------------------------------------------------------------------------------------------------------------
Eric J. Morgan                  --             --        24,916            4,687           152,571        13,995
--------------------------------------------------------------------------------------------------------------------
Michael B. High                 --             --        19,296           15,991             9,843        40,467
====================================================================================================================


(1)      Based on a per share market price of $11.61 at December 31, 2002.

         The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors) in effect as of December 31, 2002.

                      Equity Compensation Plan Information


============================================================================================================================
                                                                                          Number of securities remaining
                                   Number of securities to be     Weighted-average         available for future issuance
                                     issued upon exercise of      exercise price of       under equity compensation plans
                                      outstanding options,      outstanding options,      (excluding securities reflected
          Plan Category                warrants and rights       warrants and rights           in the first column)
----------------------------------------------------------------------------------------------------------------------------
Equity compensation plans                   761,451(1)                 $7.9861                       286,426(2)
approved by security holders
----------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not                    --                         --                        40,931(3)
approved by security holders
----------------------------------------------------------------------------------------------------------------------------
Total                                       761,451                    $7.9861                       327,357
============================================================================================================================


(1) Excludes purchase rights accruing under the 1996 Employee Stock Purchase Plan, which has a stockholder approved reserve of 300,000 shares of common stock. Under the 1996 Employee Stock Purchase Plan, each eligible employee may purchase shares of common stock at semi-annual intervals each year at a purchase price determined by the committee of the board of directors which administers the plan, which shall not be less than 95% of the lesser of (i) the fair market value of a share of common stock on the first business day of the applicable semi-annual offering period or (ii) the fair market value of a share of common stock on the last business day of such offering period. In no event may the amount of common stock purchased by a participant in the 1996 Employee Stock Purchase Plan in a calendar year exceed $25,000, measured as of the time an option under the plan is granted.

(2) Includes shares available for future issuance under the 1996 Employee Stock Purchase Plan. As of December 31, 2002, an aggregate of 187,255 shares of common stock were available for issuance under this plan.

(3) Represent shares of common stock which may be granted under the Restricted Stock Award Plan, which was adopted in 1998 in connection with the acquisition of Progress Financial Resources, Inc. ("PFR") and provides for the grant of restricted common stock to employees of PFR.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the board of directors determines the compensation of executive officers of the Company. During 2002, the members of the Committee were Messrs. LaNoce, Daggett, Silverang, Tornetta and Mueller. No member of the committee is a current or former officer or employee of the Company or the Bank. The committee generally meets in the first calendar quarter of each year to review the compensation paid for the prior year, the Company's and the individual's performance for the prior year, and to set compensation levels for the coming year. The report of the committee with respect to compensation for 2002 for the Chief Executive Officer and all other executive officers is set forth below.

Report of the Compensation Committee

         The Compensation Committee establishes the policy for compensation of executive officers of the Company. The Committee also serves as the Stock Benefits Plan Committee, which makes awards under the Company's stock benefit plans and recommends to the Board of Directors changes or additions to the Company's stock benefit programs. The goals of the Committee are to assist the Company in attracting and retaining qualified management, motivating executives to achieve performance goals, rewarding management for outstanding performance and ensuring that the financial interests of the Company's management and stockholders are satisfied. The Committee believes that this is best accomplished through an appropriate mix of competitive base salaries, bonuses and stock incentives.

         The Committee considered the following factors among others in determining base salary levels for executive officers in 2002, including the Chief Executive Officer:

         o   the performance of the executive officer during 2001;
         o the Company's reduced earnings in 2001, including its decline in earnings per share;
         o   the below budget performance of the Company and the Bank in 2001;
             and
         o the compensation paid by bank holding companies and commercial banks of comparable size.

         The Committee did not assign particular weights to any of the above factors, but it did consider that the Company and the Bank did not meet their earnings goals for 2001. The Committee also reviewed the 2001 Commercial Bank Compensation Survey from SNL Securities for banks of similar size.

         The Committee discussed whether Mr. Wycoff's base salary should remain at the 75th percentile for comparably sized banks. Based on the Company's performance in 2001, the Committee determined that it was appropriate for Mr. Wycoff's base salary to remain above the median of the peer group but concluded that no increase in base salary was warranted. The salary shown for Mr. Wycoff in the Summary Compensation Table is higher in 2002 than in 2001 primarily because the compensation paid to Mr. Wycoff for serving on the Investment Committee of NewSpring Ventures, L.P., which was managed by Progress Capital Management, Inc. ("PCM"), was included in Mr. Wycoff's base salary beginning in 2002. In 2001, Mr. Wycoff received $50,000 from PCM, which is shown in the All Other Compensation column for 2001. Mr. Wycoff's salary for 2002 was at 61% of the median for Mid-Atlantic banks with assets between $500 million and $5 billion. The Committee ratified the terms of Mr. Wycoff's employment agreement, extending the term for an additional year.

         The Committee grants bonuses to executive officers, including the Chief Executive Officer, based upon the degree of attainment of specified individual and Company performance objectives for the year. The Company's performance objectives include reaching target levels based on earnings of the Company and the Bank. The bonus objectives for 2001 were based on 50% for Company performance and 50% for Bank performance, and for 2002 were based on 33.3% for Company performance and 66.7% for Bank performance. Greater weight was assigned to the Bank performance in 2002 due to the sale of several subsidiaries of the Company. The amount of the 2001 bonus was based on the formula in the existing bonus plan, which provided for a reduced payment due to only partial achievement of the Bank's objectives in 2001 and no achievement of the Company's goals in 2001. Mr. Wycoff's bonus for 2001 was higher than his bonus for 2000 because he elected to receive an additional $100,000 bonus in lieu of receiving any stock option grants in 2002, which bonus was deferred by the Committee until the OTS directive was removed. The bonuses for 2002 performance to executive officers other than Mr. Wycoff were based on the Bank exceeding its net income budget and reaching the middle tier of the plan, while the Company's performance did not reach the minimum threshold for a bonus to be paid.

         Because the OTS directive was removed in 2002 and the Company reached a $70 million market capitalization, Mr. Wycoff was entitled to receive a bonus equal to 50% of his salary, or $250,000. However, the Committee reduced the bonus to $225,000 due to budget concerns, and reserved $50,000 of the 2002 bonus to be paid by September 30, 2003. The Company is considering providing Mr. Wycoff with a supplemental retirement plan ("SERP") to replace the currently suspended split dollar plan, and any expense in 2003 for a new SERP will be deducted from the $50,000 bonus held in reserve.

         The Committee also considers the granting of stock options each year. The Committee considers the Company's performance in terms of total shareholder return relative to a peer group, the Company's profitability, and the number of options available for grant. The amount of options granted each year is at the sole discretion of the Committee. The Executive Vice Presidents and Senior Vice Presidents generally received fewer stock options in 2002 than they received in 2001 due to the reduced performance of the Company in 2001. The Committee considered granting Mr. Wycoff stock options for 25,000 shares in 2002, which was less than he received in 2001. However, because Mr. Wycoff needed to exercise stock options that were scheduled to expire in 2002 and did not want to sell any shares of common stock to fund such exercises, the Committee agreed to pay Mr. Wycoff an additional $100,000 bonus for 2001 in lieu of granting him any stock options in 2002. Mr. Wycoff exercised stock options for 35,000 shares of common stock in 2002. The Committee believes that it is important for the Company's executive officers to have a significant financial stake in the Company's future so that their interests are aligned with all shareholders.

                                       Paul M. LaNoce
                                       William O. Daggett, Jr.
                                       Kevin J. Silverang
                                       Charles J. Tornetta
                                       William R. Mueller

Performance Graph

         The following graph compares the yearly cumulative total return on the Company's common stock over the five year period ending December 31, 2002 with
(i) the yearly cumulative total return on the stocks included in the Nasdaq Stock Market, Inc. and (ii) the yearly cumulative total return on the stocks included in the Nasdaq Bank Stocks Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.





                                [GRAPH OMITTED]




                                        1997       1998       1999      2000      2001      2002
                                      ------     ------     ------    ------    ------    ------
Progress Financial Corporation        100.00      83.53      95.02     61.38     65.26     99.35
Nasdaq Stock Market                   100.00     140.99     261.48    157.42    124.89     86.33
Nasdaq Bank Stocks                    100.00      99.36      95.51    108.95    117.97    120.61


Employment Agreements

         The Company and the Bank (the "Employers") have entered into an employment agreement with W. Kirk Wycoff which provides for his employment for a period of three years with provisions for one-year extensions subject to Board approval unless sooner terminated by death, disability or termination for cause. The employment contract provides for a base salary and a bonus plan, and entitles Mr. Wycoff to participate in all benefit plans and programs available to executive officers. The employment agreement is terminable with or without cause by the Employers or Mr. Wycoff. Mr. Wycoff shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that if the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by Mr. Wycoff following a change in control of the Company, as defined, Mr. Wycoff will be entitled to a cash severance amount equal to 2.99 times the amount of Mr. Wycoff's average annual compensation for the last five years. The change in control is generally defined in the employment agreement to mean a change in control of a nature that would be required to be reported in response to Item 6(e) of the SEC proxy rules, provided that a change in control shall be deemed to have occurred if (i) any person acquires beneficial ownership of 25% or more of the Company's outstanding voting securities, or (ii) during any two-year period a change in a majority of the directors of the Company occurs without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

         The Company has entered into change in control and termination agreements with certain executive officers of the Company, including Messrs. Michael B. High and Eric J. Morgan, in order to induce the executives to remain in the employ of the Company and to assist the Company in maintaining a stable and competent management base. The agreements are for a five-year term and provide for payments to the executives upon involuntary termination of the executive or the occurrence of other specified events related to a reduction in position, compensation or benefits following a "change in control" of the Company. Under the agreements, upon a change in control of the Company followed by termination, the executive would be entitled to the payment of: (i) two times the executive's highest base salary and annual cash bonus during the last two years, (ii) life, medical and dental benefits for a period of 24 months equivalent to benefits they would have received if they remained with the Company, and (iii) outplacement services for a period of 12 months. The present value of the total amount of payments under each of the above agreements, when aggregated with any other payments to the executive which constitute parachute payments under Section 280G of the Internal Revenue Code of 1986, may not exceed
2.99 times the executive's base amount as determined under Section 280G.


                              CERTAIN TRANSACTIONS

         Indebtedness of Management. The Bank offers certain loans to its directors, officers and employees. It is the belief of management that these loans do not involve more than the normal risk of collectibility. Except for the waiving in most cases of loan origination fees for officers and employees during their employment or association with the Bank, these loans are made on substantially the same terms as those prevailing at the time for comparable transactions with nonaffiliated persons. Executive officers, directors, officers and employees of the Bank receive no discount from the market interest rate for loans made by the Bank. As of December 31, 2002, the Company had loans totaling $3.5 million (or 5.2% of the Company's total stockholders' equity) which were outstanding to six of the Company's directors and executive officers and their affiliated parties as a group.

         Related Transactions. W. Kirk Wycoff serves as a 6.05% individual limited partner on behalf of the Company of Progress Capital II, L.P., the 1% general partner of NewSpring Ventures, L.P., a venture fund that was managed by Progress Capital Management, Inc. The Small Business Administration requires that individuals serve as the limited partners of Progress Capital II, L.P. Progress Capital Management, Inc. manages the Ben Franklin/Progress Capital Fund L.P. and an unrelated third party manages NewSpring Ventures; the unrelated third party assumed the management of NewSpring Ventures on January 1, 2002.

         Progress Bank leases branch office locations from certain partnerships, the partners of which are family members of Charles J. Tornetta, a director of the Company. The lease payments are based upon current market values for the properties and, during 2002, the Bank made aggregate payments of $253,475. In addition, Tornetta Realty Corporation, of which Mr. Tornetta is President, has entered into an agreement to sell real estate properties owned by the Bank and from which Tornetta Realty received $258,664 in commissions during 2002.

         Kistler Tiffany Benefits is a broker of record under the Company's medical benefit plans and derives commission payments from insurance carriers. William O. Daggett, Jr., a director of the Company, is President of Kistler Tiffany Benefits.

         The law firms of Buchanan Ingersoll, of which Kevin J. Silverang is a managing shareholder, Pepper, Hamilton LLP, of which A. John May, III is a partner, and Ballard, Spahr, Andrews & Ingersoll, LLP, of which William L. Mueller is a partner, provide legal services to the Company and its subsidiaries from time to time in the ordinary course of business.


     PROPOSAL TO AMEND THE 2000 INCENTIVE STOCK OPTION PLAN TO AUTHORIZE THE ISSUANCE OF AN ADDITIONAL 100,000 SHARES OF COMMON STOCK PURSUANT TO THE PLAN

         At the annual meeting, stockholders will be asked to consider and approve a proposal to amend the 2000 Incentive Stock Option Plan to increase the number of authorized shares of common stock to be issued under the plan. Such amendment was unanimously approved by the board of directors of the Company.

Description of the Amendment

         The Company maintains the Incentive Plan, which provides for the grant of stock options and stock appreciation rights to officers and employees of the Company. The number of shares of common stock currently reserved for issuance under the Incentive Plan is 200,000, all of which have been granted to date and, thus, no shares currently remain available for issuance. As a result, the board of directors recently amended the Incentive Plan to increase the total number of shares of common stock reserved for issuance upon exercise of awards granted under the Incentive Plan by 100,000 from 200,000 to 300,000.

Description of the 2000 Incentive Stock Option Plan

         The following description of the Incentive Plan is a summary of its terms and is qualified in its entirety by reference to the Incentive Plan, a copy of which is available upon written request to the Secretary of the Company.

         General. The Incentive Plan is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company and as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Incentive Plan is also designed to attract and retain qualified directors for the Company. The Incentive Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards are available for grant to officers, key employees and directors of the Company and any subsidiaries, except that non-employee directors are eligible to receive only awards of non-incentive stock options under the plan.

         Administration. The Incentive Plan is administered and interpreted by a committee of the board of directors that is comprised solely of two or more non-employee directors.

         Stock Options. Under the Incentive Plan, the board of directors or the committee determines which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of common stock and when such options become exercisable. The per share exercise price of an incentive stock option shall at least equal to the fair market value of a share of common stock on the date the option is granted, and the per share exercise price of a compensatory stock option shall at least equal the greater of par value or the fair market value of a share of common stock on the date the option is granted. In granting Awards, the committee may consider the achievement of previously established objectives or performance goals. Performance goals are based on one or more of the following criteria: (i) net income, as adjusted for non-recurring items; (ii) cash earnings; (iii) earnings per share; (iv) cash earnings per share; (v) return on average equity; (vi) return on average assets; (vii) assets; (viii) stock price; (ix) total stockholder return; (x) capital; (xi) net interest income; (xii) market share; (xiii) cost control or efficiency ratio; and (xiv) asset growth.

         All options granted to participants under the Incentive Plan shall become vested and exercisable at the rate, and subject to such limitations, as specified by the board of directors or the committee at the time of grant. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with the Company is terminated for any reason other than his death, disability or retirement. Unless the committee or board of directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company because of his death, disability or retirement. In addition, all stock options will become vested and exercisable in full upon a change in control of the Company, as defined in the Incentive Plan.

         Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or three months after the date on which the employee's employment terminates (one year after termination of service in the case of non-employee directors), unless extended by the committee or the board of directors to a period not to exceed five years from such termination. Unless stated otherwise at the time an option is granted (i) if an employee terminates his employment with the Company as a result of disability or retirement without having fully exercised his options, the optionee shall have one year following his termination due to disability or retirement to exercise such options, and (ii) if an optionee terminate his employment or service with the Company following a change in control of the Company without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the one year period following his death, provided no option will be exercisable more than ten years from the date it was granted.

         Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit or one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

         Payment for shares purchased upon the exercise of options may be made either in cash, by certified or cashier's check or, if permitted by the committee or the board, by delivering shares of common stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price, by withholding some of the shares of common stock which are being purchased upon exercise of an option, or any combination of the foregoing.

         Stock Appreciation Rights. Under the Incentive Plan, the board of directors or the committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or common stock in an amount equal to the excess of the fair market value of the shares of common stock subject to option at the time over the option price of such shares, or a combination of cash and common stock. Stock appreciation rights may be granted concurrently with the stock options to which they relate or at any time thereafter which is prior to the exercise or expiration of such options.

         Number of Shares Covered by the Incentive Plan. A total of 300,000 shares of common stock has been reserved for future issuance pursuant to the Incentive Plan, subject to stockholder approval of the amendment to increase the number of shares from 200,000 to 300,000. In the event of a stock split, reverse stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Incentive Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

         Amendment and Termination of the Incentive Plan. The board of directors may at any time terminate or amend the Incentive Plan with respect to any shares of common stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the board may deem to be advisable. The board of directors may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under the Incentive Plan except as specifically authorized by the plan.

          Unless sooner terminated, the Incentive Plan shall continue in effect for a period of ten years from February 1, 2000, the date that the Incentive Plan was adopted by the board of directors. Termination of the Incentive Plan shall not affect any previously granted Awards.

         Awards to be Granted; Stockholder Approval. The Company has made no determination as of the date hereof as to the timing or recipients of future grants of Awards under the Incentive Plan. No Awards will be granted under the Incentive Plan in excess of the 200,000 shares of common stock originally authorized under the Incentive Plan unless the amendment to increase the number of shares by 100,000 is approved by stockholders. Stockholder ratification of the amendment will satisfy listing requirements of the Nasdaq Stock Market and federal tax requirements.

         Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

         Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executive"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "certification requirement").

         Treasury regulations provide that compensation attributable to a stock option or stock appreciation right is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if: (i) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (ii) the plan under which the option or stock appreciation right is granted states the maximum number of shares with respect to which options or stock appreciation rights may be granted during a specified period to any employee; and (iii) under the terms of the option or stock appreciation right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant or award. The certification requirement is not necessary if these other requirements are satisfied.

         The Incentive Plan has been designed to meet the requirements of
Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to stock options and stock appreciation rights granted under the Incentive Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. If the non-excluded compensation of a covered executive exceeded $1 million, however, compensation attributable to other awards, such as restricted stock, may not be fully deductible unless the grant or vesting of the award is contingent on the attainment of a performance goal determined by a compensation committee meeting specified requirements and disclosed to and approved by the stockholders of the Company. The board of directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

         The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

         Accounting Treatment. Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the common stock. In the event of a decline in the market price of the common stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

         Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Incentive Plan currently requires any charge against earnings under generally accepted accounting principles. Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," establishes financial accounting and reporting standards for stock-based employee compensation plans. This statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share will be adversely affected.

         The Board of Directors unanimously recommends that stockholders vote FOR approval of the amendment to the 2000 Incentive Stock Option Plan to authorize the issuance of 100,000 additional shares of common stock pursuant to the plan.

          PROPOSAL TO RATIFY APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company has appointed
PricewaterhouseCoopers LLP, independent accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2003, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by PricewaterhouseCoopers LLP that neither that firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent certified public accountants and clients. PricewaterhouseCoopers LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

         The aggregate amount of the fees billed by PricewaterhouseCoopers LLP for its audit of the Company's annual financial statements for 2002 and its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during the year was $118,000.

Financial Information Systems Design and Implementation

         PricewaterhouseCoopers LLP did not provide any services to the Company for financial information systems design and implementation during 2002.

All Other Fees

         The aggregate amount of the fees billed by PricewaterhouseCoopers LLP for all other services rendered by it to the Company during 2002 was $195,540. These services consisted primarily of internal audit services, a review of a registration statement filed by the Company with the Securities and Exchange Commission and a review of certain internal controls.

         The board of directors and its Audit Committee considered the compatibility of the non-audit services provided to the Company by PricewaterhouseCoopers LLP in 2002 on the independence of PricewaterhouseCoopers LLP from the Company in evaluating whether to appoint PricewaterhouseCoopers LLP to perform the audit of the Company's financial statements for the year ending December 31, 2003. Effective January 1, 2003, PricewaterhouseCoopers LLP will no longer perform internal audit services for the Company in order to separate the internal and independent audit functions due to new federal legislation and regulations.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2003.


                STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2004, must be received at the principal executive offices of the Company, 4 Sentry Parkway, Suite 200, P.O. Box 3036, Blue Bell, Pennsylvania 19422-0764, Attention: Eric J. Morgan, Corporate Secretary, no later than November 26, 2003. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 8.9 of the Company's certificate of incorporation, which provides that business at an annual meeting of stockholders must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, or
(b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 30 days prior to the annual meeting. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business and any other stockholders known by the stockholder to be supporting such proposal, (c) the class and number of shares of common stock of the Company which are beneficially owned by the stockholder, and by any other stockholders known by the stockholder to be supporting such proposal and (d) any financial interest of the stockholder in such business.

                                 ANNUAL REPORTS

         A copy of the Company's annual report on Form 10-K for the year ended December 31, 2002 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

                                  OTHER MATTERS

         Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's common stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                 REVOCABLE PROXY
                         PROGRESS FINANCIAL CORPORATION

                           4 SENTRY PARKWAY, SUITE 230
                                 P.O. BOX 3036
                            BLUE BELL, PA 19422-0764

    THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF PROGRESS FINANCIAL
                     CORPORATION FOR USE ONLY AT AN ANNUAL
                       MEETING OF STOCKHOLDERS TO BE HELD
                 APRIL 22, 2003 AND AT ANY ADJOURNMENTS THEREOF.

   The undersigned, being a stockholder of Progress Financial Corporation (the "Company), hereby appoints Eric J. Morgan as proxy, with full power of substitution, to represent and vote as designated below all of the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Plymouth Country Club, located at Plymouth and Belvoir Roads, Norristown, Pennsylvania on Tuesday, April 22, 2003 at 9:00 a.m., Eastern Time and at any adjournment thereof.
   This Proxy is solicited by the Board of Directors of the Company. The shares of Common Stock will be voted as specified. If not otherwise specified, this Proxy will be voted FOR the election of the Board of Director's nominees for director, FOR the proposal to amend the 2000 Incentive Stock Option Plan, FOR the proposal to ratify the independent accountants, and otherwise at the discretion of the Proxy. You may revoke this Proxy at any time prior to the time it is voted at the Annual Meeting.

                (Continued and to be signed on the reverse side)

                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

                                                                        14475

                        ANNUAL MEETING OF SHAREHOLDERS OF

                         PROGRESS FINANCIAL CORPORATION

                                 April 22, 2003

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

                Please detach and mail in the envelope provided.

------------------------------------------------------------------------------------------------------------------------------------

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR  AGAINST  ABSTAIN
1. To elect three Directors for a three year term expiring
   in 2006, and one Director for a one year term expiring in              2. PROPOSAL to amend the 2000         [ ]   [ ]      [ ]
   2004. Directors recommend a vote "FOR."                                   Incentive Stock Option Plan
                        NOMINEES:                                            to authorize the issuance of
[ ] FOR ALL NOMINEES    O A. John May III     for a three year term, 2006    an additional 100,000 shares
                        O Charles J. Tornetta for a three year term, 2006    of Common Stock pursuant to
[ ] WITHHOLD AUTHORITY  O W. Kirk Wycoff      for a three year term, 2006    the Plan. Directors recommend
    FOR ALL NOMINEES    O Frank A. Farnesi    for a one year term, 2004      a vote "FOR."

[ ] FOR ALL EXCEPT                                                        3. PROPOSAL to ratify the appointment [ ]   [ ]      [ ]
    (See instructions                                                        of Pricewaterhouse Coopers LLP as
    below)                                                                   for the year ending December 31, 2003.
                                                                             Directors recommend a vote "FOR."

                                                                          4. In their discretion, the proxies are authorize to vote
                                                                             upon such other business as may properly come before
                                                                             the meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you
wish to withhold, as shown here:     o
-------------------------------------------------------------------------




-------------------------------------------------------------------------
To change the address on your account, please check the box at       [  ]
right and indicate your new address in the address space above.
Please note that changes to the registered name(s) on the account may not be submitted via this method.
-------------------------------------------------------------------------

Signature of Shareholder ________________________________________ Date: ____________________

Signature of Shareholder ________________________________________ Date: ____________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.